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                                                                    Exhibit 24



                               POWER OF ATTORNEY

         WHEREAS, Daugherty Resources, Inc., a British Columbia corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Form 10-QSB, for the fiscal quarter ended September 30, 2000, a draft of which has been previously reviewed by the undersigned (the "Form 10-QSB"), together with any and all exhibits and other documents having relation to the Form 10-QSB;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of Daugherty Resources, does hereby constitute and appoint William S. Daugherty and D. Michael Wallen, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of Daugherty Resources, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable Daugherty Resources to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-QSB, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of Daugherty Resources, the Form 10-QSB and any and all other documents (including, without limitation, any amendments to the Form 10-QSB or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November 2000.

                                                      /s/ James K. Klyman
                                                      -------------------------
                                                      JAMES K. KLYMAN



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                               POWER OF ATTORNEY

         WHEREAS, Daugherty Resources, Inc., a British Columbia corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Form 10-QSB, for the fiscal quarter ended September 30, 2000, a draft of which has been previously reviewed by the undersigned (the "Form 10-QSB"), together with any and all exhibits and other documents having relation to the Form 10-QSB;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of Daugherty Resources, does hereby constitute and appoint William S. Daugherty and D. Michael Wallen, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of Daugherty Resources, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable Daugherty Resources to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-QSB, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of Daugherty Resources, the Form 10-QSB and any and all other documents (including, without limitation, any amendments to the Form 10-QSB or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November 2000.

                                                      /s/ James K. Klyman
                                                      --------------------------
                                                      JAMES K. KLYMAN